Exhibit 24


                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.



                                                       /S/ Joseph Auerbach
                                                       -------------------
                                                       Joseph Auerbach

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

          In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.



                                                  /S/ Mogens C. Bay
                                                  -----------------
                                                  Mogens C. Bay

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.



                                                       /S/ W. Grant Gregory
                                                       --------------------
                                                       W. Grant Gregory

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

          In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.



                                                       /S/ Joseph Inatome
                                                       ------------------
                                                       Joseph Inatome

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

          In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.



                                                       /S/ Rick Inatome
                                                       ----------------
                                                       Rick Inatome

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

          In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.



                                                       /S/ Gary Schwendiman
                                                       --------------------
                                                       Gary Schwendiman

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

          In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1997.




                                                       /S/ Durward B Varner
                                                       --------------------
                                                       Durward B. Varner

                                POWER OF ATTORNEY

          The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

          In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 7th day of March, 1997.



                                                       /S/ Linda S. Wilson
                                                       -------------------
                                                       Linda S. Wilson